Clough Long/Short Equity ETF (CBLS)
(the “Fund”)

February 23, 2024

Supplement to the
Prospectus, Summary Prospectus and
Statement of Additional Information (“SAI”)
each dated February 28, 2023

Effective March 4, 2024, the name of the Fund will change from “Clough Long/Short Equity ETF” to “Clough Hedged Equity ETF”. Accordingly, effective March 4, 2024, all references to the Fund’s current name in the Prospectus, Summary Prospectus, SAI, and all other Fund-related materials, including the Fund’s website, are deleted and replaced with “Clough Hedged Equity ETF”.

No action is required by current shareholders of the Fund as a result of this change. In addition, the Fund’s name change is not currently expected to have any effect on its ticker symbol, investment objective or fundamental policies, and will not cause an increase in the Fund’s fees and expenses.

Additionally, effective February 29, 2024, the description of the Fund’s principal investment strategies in the Prospectus will be revised to appear as follows:

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by purchasing securities Clough Capital Partners L.P. (the “Adviser”), the Fund’s investment adviser, believes to have above-average financial characteristics, be undervalued and/or have growth potential, and by taking short positions in securities the Adviser believes will decline in price. The Fund will generally have net long exposure of between 30%-70% of the Fund’s net assets. The Fund also intends to employ a variety of other investment techniques, including purchases of put and call options and options on stock indices, to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities.

The Fund’s long positions are generally expected to be comprised of U.S.-listed equity securities of any market capitalization or depositary receipts including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The Fund may invest in companies of all market capitalizations. The Adviser typically looks to purchase securities of companies organized in the U.S. but doing a substantial amount of business outside the U.S. that it believes will outperform the market over the course of an entire market cycle (typically between 5 and 11 years) while maintaining overall portfolio volatility that is lower than that experienced by the broader market. The Adviser will obtain exposure to emerging markets through investments in U.S.-listed securities, including ADRs, of companies domiciled in emerging markets. The Adviser also seeks to identify positions for the Fund to sell short based on the Adviser’s assessment of the likelihood of a decline in the value of the security. A short sale is a transaction in which the Fund sells a security it does not own, typically in anticipation of a decline in the market price of that security. The Fund’s hedging techniques may be used as hedges against or substitutes for investments in equity securities.

The Fund seeks to achieve its investment objective by applying a fundamental research-driven investment process. The Adviser believes that attractive investment returns can be achieved when key, proprietary insights into industry or economic trends are uncovered by the Adviser through its fundamental research process before the value of the relevant securities has been impacted by such information. Within this context, the investment process will focus on a number of major global investment themes identified by the Adviser. Once attractive themes are identified, the Adviser generally utilizes a “bottom-up” research process to identify companies it believes are best positioned to benefit from those specific themes, as well as companies that the Adviser believes may be vulnerable considering these themes.

Individual long positions will be selected based upon a host of qualitative and quantitative factors, including, but not limited to, a company’s competitive position, quality of company management, quality and visibility of earnings and cash flow, balance sheet strength, and relative valuation sustainability attributes.

Conversely, issuers facing profit headwinds, balance sheet weaknesses, competitive pressures, or adverse regulatory changes, among other challenges, may present attractive opportunities as short positions when the Adviser believes their value is likely to decline over some period of time. Securities selected for short selling may also include companies expected to underperform relative to their sector or industry.

The Fund also may purchase or sell (write) exchange-traded put or call options on stocks or stock indices for any purpose consistent with its investment objective, such as for hedging or obtaining market exposure. A put option gives the owner of the put the right, but not the obligation, to sell a security at a stated price within a specific timeframe, and a call option gives the owner of the call the right, but not the obligation, to buy a security at a stated price within a specific timeframe. The Fund may use a variety of investment techniques including shorting strategies, use of derivatives, and use of long-dated bonds, designed to capitalize on declines in the market price of equity securities or declines in market indices (e.g., the Fund may establish short positions in specific stocks or stock indices) based on the Adviser’s investment outlook.

In general, the Fund’s investments are broadly invested over a number of sectors, but the Fund may focus on the energy, technology, consumer, industrial and healthcare sectors at times. Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in equity securities, including common stocks and depositary receipts.

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Please retain this Supplement with your Prospectus, Summary Prospectus and SAI for future reference.